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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 26, 2002



                       BAY VIEW SECURITIZATION CORPORATION
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             (Exact name of registrant as specified in its charter)




   DELAWARE                         333-30048                       93-1225376
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(State or other             (Commission File Number)              (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                    No.)



1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                            94404
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(Address of principal executive offices)                             (Zip Code)



        Registrant's telephone number, including area code (650) 312-7396


                                       N/A
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         Bay View Securitization Corporation (the "Registrant") has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended, on Form S-3 (the "Registration Statement") which has been declared effective by the Commission (File No. 333-30048). A prospectus supplement was used in connection with the Registrant's issuance on September 30, 2002, through a trust, of a series of notes, entitled Bay View 2002-LJ-1 Owner Trust Class A and Class I Automobile Receivable Backed Notes (the "Notes"). The Notes are non-recourse obligations of the Bay View 2002-LJ-1 Owner Trust and are secured by certain assets of the trust, including a pool of simple and precomputed interest installment sale and installment loan contracts secured by new and used automobiles, light-duty trucks, recreational vehicles, sport utility vehicles and vans.

         UBS Warburg LLC (the "Underwriter") has advised the Registrant that on September 26, 2002, it furnished to certain purchasers of the Notes the materials attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.


     Exhibit
     Number                              Description
------------------    ----------------------------------------------------------

       99             Materials provided to investors


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf of Bay View Securitization Corporation by the undersigned hereunto duly authorized.

                                        BAY VIEW 2002-LJ-1 OWNER TRUST
                                        BAY VIEW SECURITIZATION CORPORATION
                                        DEPOSITOR OF TRUST



Date: September 26, 2002                By:  Brian W. Smith
                                             -----------------------------------
                                             Brian W. Smith
                                             First Vice President and Controller


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